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                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-------------------------------------
In re:                              :        Chapter 11
                                    :
JACOM COMPUTER SERVICES, INC.,      :
UNICAPITAL CORPORATION, et al.,     :        Case No. 00-42719 (CB)
                                    :
                            Debtors :        Jointly Administered
                                    :
                                    :
-------------------------------------


                          SCHEDULE OF CASH RECEIPTS AND
                          DISBURSEMENTS FOR THE PERIOD
                       OF APRIL 1, 2001 TO APRIL 30, 2001


         Attached is the Debtors' consolidated schedule of cash receipts and disbursements for the month of April 2001.

Dated:  New York, New York
        May 31, 2001



                                                GREENBERG TRAURIG LLP


                                                By: /s/ Richard Miller
                                                    ---------------------------
                                                    Richard S. Miller (RM-2428)
                                                    David Neier (DN-5391)
                                                    Attorneys for Debtors and
                                                    Debtors-in-Possession
                                                    200 Park Avenue
                                                    New York, NY  10166
                                                    (212) 801-9200




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                             UNICAPITAL CORPORATION
                    LEAD CASE, JACOM COMPUTER SERVICES, INC.
                            CASE NUMBER 00-42719 (CB)
                    REPORT OF CASH RECEIPTS AND DISBURSEMENTS
                               April 1 to 30, 2001


---------------------------------------------------------- ------------------
Beginning Cash Balance                                             1,000,477
---------------------------------------------------------- ------------------
Inflows:
---------------------------------------------------------- ------------------
Lease Stream Inflows                                               3,192,095
---------------------------------------------------------- ------------------
PFSC Servicing Fee                                                 (176,217)
---------------------------------------------------------- ------------------
Big Ticket Lease Payments                                            818,709
---------------------------------------------------------- ------------------
Big Ticket Asset Sales                                               305,000
---------------------------------------------------------- ------------------
Other                                                                119,186
                                                                     -------
---------------------------------------------------------- ------------------
TOTAL                                                              4,258,773
---------------------------------------------------------- ------------------
Outflows:
---------------------------------------------------------- ------------------
Personnel Costs                                                      463,701
---------------------------------------------------------- ------------------
Professional Fees                                                     25,381
---------------------------------------------------------- ------------------
Operating Costs:
---------------------------------------------------------- ------------------
Travel, Lodging, & Meals                                              17,831
---------------------------------------------------------- ------------------
Occupancy                                                            228,955
---------------------------------------------------------- ------------------
Other                                                                196,798
                                                                     -------
---------------------------------------------------------- ------------------
TOTAL                                                                932,666
---------------------------------------------------------- ------------------
Cash Sweep to Bank of America                                      3,326,584
---------------------------------------------------------- ------------------
DIP Advances                                                             ---
---------------------------------------------------------- ------------------
TOTAL                                                              4,259,250
                                                                   ---------
---------------------------------------------------------- ------------------
Ending Cash Balance                                                1,000,000
---------------------------------------------------------- ------------------